UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
______________________

Date of Report (Date of earliest event reported):  March 10, 2011 (March 7, 2011)

Keyser Resources, Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-159561	39-2077578
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 California Ave., Tower B-210, BAkersfield, CA 93309
 (Address of principal executive offices)

Registrant’s telephone number, including area code:   (661) 377-2911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01  Changes in Registrant’s Certifying Accountant.

On March 7, 2011, Alvaro Vollmers (“Vollmers”), the President of Keyser Resources, Inc., a Nevada corporation (“Keyser”), notified Seale & Beers, CPAs, an independent registered public accounting firm (“S&B”), that Keyser had decided to dismiss S&B as its principal accountants. Vollmers was appointed President, Secretary and Treasurer of Keyser effective as of November 17, 2010, and made the decision to dismiss S&B as part of the change in management of Keyser. The decision to change accountants was recommended by Vollmers as the sole director of Keyser.

The reports of S&B on the consolidated financial statements of Keyser as of December 31, 2009, and for the period from inception to December 31, 2009, were prepared assuming Keyser would continue as a going concern.  However, S&B’s reports, and the Notes to each financial statement from inception through September 30, 2010 filed with the SEC, cited factors that raised substantial doubt regarding Keyser’s ability to continue as a going concern. The financial statements did not include any adjustments that might result from the outcome of this uncertainty.

In addition, because Keyser was not required to have, and S&B was not engaged to perform, an audit of its internal control over financial reporting, S&B expressed no opinion on the effectiveness of the Keyser’s internal control over financial reporting.

During the fiscal years ended December 31, 2009 and 2010, and through March 7, 2011, Keyser had no disagreements with S&B on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to S&B’s satisfaction, would have caused S&B to make reference to the subject matter of the disagreement in its reports on Keyser’s consolidated financial statements for such periods.

On March 7, 2011, upon the approval and authorization of the sole director, Keyser engaged LBB & Associates Ltd., LLP (“LBB”) as Keyser’s principal accountants.  No consultations occurred between Keyser and LBB during the fiscal years ended December 31, 2009 and December 31, 2010, or through March 7, 2011 regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on Keyser’s consolidated financial statements or either a written report was provided to Keyser or oral advice was provided that LBB  concluded was an important factor considered by Keyser in reaching a decision as to an accounting, auditing or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event.

The letter from S&B to the Securities and Exchange Commission stating that S&B is in agreement with the statements contained this Form 8-K is attached hereto as Exhibit 16.1.

Item 9.01  Financial Statements and Exhibits.

Exhibit 16.1          Letter from S&B addressed to the SEC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 10, 2011	Keyser Resources, Inc.

	By:	/s/ Alvaro Vollmers
President